                                                                    EXHIBIT 10.9

     [Certain confidential information has been omitted from this Exhibit 10.9
                                                                  ------------
pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "***" at each place in this Exhibit 10.9 where the omitted information
                                   ------------
appeared in the original.]


                                    [LOGO]


                           Master Services Agreement

This Services Agreement ("Agreement") made and entered into this 23rd day of March, 2000 and effective March 23, 2000 by and between GartnerGroup, Inc., a Delaware corporation having a principal place of business at 56 Top Gallant Road, Stamford, CT 06904 its subsidiaries, affiliates ("Gartner" or "Client") and LeadersOnline of 18401 Von Karman Avenue, Suite 500, Irvine, CA 92612 ("Leaders!" or "Vendor") describes the terms and conditions and the Statement of work under which LeadersOnLine will perform services ("Services").

Statement of Work
-----------------

GartnerGroup's initial requirements include the identification and recruiting of candidates for an estimated 366 current openings in Key Groups as detailed below:



Research                              estimate =         ***;          Compensation:     $*** base plus ***% bonus
Channel Interactive                   estimate =         ***;          Compensation:     $*** base plus ***% bonus
Consultants (North America)           estimate =         ***;          Compensation:     $*** base plus ***% bonus
IS/T                                  estimate =         ***;          Compensation:     $*** base plus ***% bonus
Sales                                 estimate =         ***;          Compensation:     $*** base plus ***% bonus
                                                         ----
Total                                                     366
=====                                                     ===

Understanding the criticality of recruiting top talent in the shortest possible time in order to support Gartner's aggressive business growth strategy, Leaders! is prepared to commit significantly to this relationship:

 .  Leaders! will commit *** (***) dedicated full-time e!Cruiters to the Gartner
   Group assignment. Our e!Cruiters will work from the Gartner offices in Stamford and San Jose and will work Gartner full-time standard office hours. Space and telephones will be provided at no cost to Leaders!. LeadersOnline will provide its e!Cruiting team with computer and related equipment. Karen Sanderson will be the Lead e!Cruiter for Gartner and your single point of contact for our e!Cruiting effort. We will also dedicate at least two full-time e!Search Associates to this project.

 . Leaders! will develop a customized, web-based recruiting and recruiting management system to support your needs. Our industry-leading web "Opportunity Pages" will be constructed for each of the five groups of positions. Karen and our e!Cruiters and e!Search staff will meet with your HR and hiring managers immediately to develop position specifications, search strategies, and hiring processes.

___________
*** Omitted pursuant to a confidential treatment request filed separately.

Master Services Agreement
March 23, 2000
Page 2 of 7

 . Leaders! will initiate targeted traditional and web-based marketing and advertising to drive quality candidates to our Opportunity Pages. This significant customized marketing effort will include print advertising and Internet marketing through our various Partnership channels as well as other venues necessary to attract quality candidates.

Professional Fees
-----------------

We will base our fees upon ***% of the candidate's first annual compensation. Total compensation is defined as base salary plus ***% of the target bonus stated in each offer letter as our candidates are hired. Estimated contract value based on 366 positions is $10,053,000.

Terms of Payment
----------------

GartnerGroup agrees to pay Leaders! a retainer fee of $***. $*** will be invoiced upon the effective date of this contract and another $*** will be invoiced 150 days from the effective date of this contract. The remaining $*** retainer will begin to be invoiced in 180 days from the effective date of this contract and will be invoiced in equal monthly installments over the duration of the contract. In addition, Leaders! will invoice a fee of ***% of the candidate's first year's annual total compensation. Annual total compensation is defined as base salary plus ***% of the target bonus stated in each offer letter as our candidates are hired.

Both parties understand that the total value of the contract could be more or less than the estimated $10,053,000, depending on number of hires, potential additional assignments.

Duration of Agreement
---------------------

It is acknowledged that the GartnerGroup and leadersOnline enter into this agreement for a period of 18 months commencing on the effective date of this Agreement and continuing until September 30, 2001. Either party may cancel the contract by giving thirty (30) days notice, in which case in the event of contract cancellation by Garnter, Leaders! will charge only the prorata portion of the Leaders! retainer fee ($***) plus expenses, up to the date notice of the cancellation is received. Prorata formula will be $*** divided by 18 months.

Leaders! will be entitled to be paid fees agreed to; which are invoiced pursuant hereto prior to the effective date of cancellation and be reimbursed for all direct expenses incurred prior to such date.

Expenses
--------

Leaders! will invoice Gardner for direct expenses. These expenses include the direct costs of travel, meals, hotel, etc., associated with the interviewing and selection process and with visits to the client location. Leaders e!Cruiters will adhere to the Gartner travel and expense policy. In addition, any extraordinary expenses incurred at the written request of GartnerGroup will be invoiced as direct expenses.

Timing
------

Immediately upon the effective date of this contract, Leaders! will assign a SWAT Team to ensure rapid deployment of our resources. Leaders! will begin the actual recruiting effort no later than 30 days after your approval of Opportunity Pages. Opportunity Pages will be created in the first 30 days from the effective date of this contract. Leaders! will provide a minimum of *** qualified and interested candidates within 150 days of the initiation of the search effort.

___________
*** Omitted pursuant to a confidential treatment request filed separately.

Master Services Agreement
March 23, 2000
Page 3 of 7

Adjustments
-----------

In the course of executing this assignment, our e!Cruiting team may determine that market conditions indicate the need to make adjustments in targeted compensation. If this need arises, GartnerGroup agrees to work with Leaders! in determining acceptable solutions.

Source of Candidates
--------------------

If a candidate is referred to or acquired by Gartner from a source other than Leaders!, Gartner will refer the candidate to the Leaders! e!Cruiter for screening and assessment. Any candidate provided to Gartner by Leaders!, regardless of source, will be considered a Leaders! candidate under the terms of the agreement.

Referral Fees
-------------

For each employer that is referred to Leaders! by Gartner, Leaders! shall calculate the aggregate amount of fees received (and no longer subject to forfeiture) for each twelve (12) month period beginning on the date of the Agreement. Leaders! shall pay Gartner *** percent (***%) of such aggregated hiring fees up to $***, *** percent (***%) of such aggregated hiring fees to the extent they exceed $*** but are $*** or less, and *** percent (***%) of such aggregated hiring fees in excess of $***.

     With respect to each candidate referred to Leaders! by Gartner ("Gartner Candidate") that is placed by Leaders!, Leaders! shall pay Gartner as follows. If the first year's total compensation to such Gartner Candidate is less than $***, the fee of Gartner is $***. If the first year's total compensation to such Gartner Candidate is more than $*** but less than $***, the fee to Gartner shall be $***. If the first year's total compensation to such Gartner Candidate is greater than $***, the fee to Gartner shall be $***. These fees shall be paid to Gartner only when Leaders! has received the applicable hiring fee and the hiring fee is no longer subject to forfeiture.


                                      ***


Diligence
---------

Because we focus on identifying high quality, passive job seekers, it is imperative that identified candidates be contacted promptly. Therefore, in order to maintain high candidate interest levels, GartnerGroup agrees to make initial contact with all identified candidates within three (3) business days of the initial presentation.

Training
--------

Leaders e!Cruiters will begin knowledge transfer/training of GG recruiting staff as soon as they are on site at GG. Bruce Lachenauer, VP fulfillment at Leaders! will be responsible for managing this deliverable. GG recruiters will immediately be trained on "Competency Base Assessment" and "Heidrick & Struggles Search Methodology Best Practices"

___________
*** Omitted pursuant to a confidential treatment request filed separately.

Master Services Agreement
March 23, 2000
Page 4 of 7

Non-Disclosure Agreement
------------------------

Each Leaders! employee involved in this project will be required to sign a Non-Disclosure Agreement as part of this overall contractual engagement:

Leaders! acknowledges that it or its employees may, in the course of performing its responsibilities under this Agreement, be exposed to or acquire information which is proprietary to or confidential to the GartnerGroup or its affiliates or their clients or to third parties to whom the GartnerGroup owes a duty of confidentiality. Any and all non-public information of any form obtained by Leaders! or its employees in the performance of this Agreement shall be deemed to be confidential and proprietary information (singularly or collectively, "Confidential Information"). Leaders! agrees to hold such Confidential Information in strict confidence and not to copy, reproduce, sell, assign, license, market, transfer or otherwise dispose of, give or disclose such Confidential Information to third parties or to use such Confidential Information for any purposes whatsoever other than the provision of Services to the GartnerGroup contemplated by this Agreement and to advise each of its employees who may be exposed to such Confidential Information of their obligations to keep such information confidential.

Press Release
-------------

The GartnerGroup agrees to allow Leaders! to release a mutually acceptable press release announcing the formation of this relationship and to refer to GartnerGroup in client lists and reference documents.

Non-Competition.  LeadersOnLine shall retain the right to perform work for other
---------------
entities during the term of this Agreement. However, during the term of this Agreement and for a period of *** following GartnerGroup's final acceptance of the Deliverables, LeadersOnLine shall no provide services that are similar to the Services for the following direct competitors of GartnerGroup including, without limitation, ***.

LeadersOnLine's Personnel.  (a) LeadersOnLine shall provide fully trained,
-------------------------
competent and skilled personnel for the tasks to which they are assigned in the performance of Services. LeadersOnLine shall bear sold responsibility for its personnel, including, without limitation, the payment of compensation to its personnel, payment and reporting of taxes, unemployment insurance, workers' compensation coverage, and any other benefits such personnel are entitled to. LeadersOnLine's personnel shall observe GartnerGroup's code of conduct (business conduct guidelines) and conflicts of interest policy in connection with the performance of the Services.

Continuity of Staff.  LeadersOnLine shall use its reasonable efforts to ensure
-------------------
the continuity of LeadersOnLine employees assigned to perform the Services. In the event that any of the LeadersOnLine's employees is unable to perform the Services for any reason LeadersOnLine will promptly provide a qualified replacement as soon as reasonably possible. GartnerGroup shall not be charged for any time spent by the replacement employee to learn about the Services until the replacement employee is performing to the level of effectiveness and productivity of the employee that was replaced.

___________
*** Omitted pursuant to a confidential treatment request filed separately.

Master Services Agreement
March 23, 2000
Page 5 of 7

Unacceptability of Employee.  If any LeadersOnLine employee assigned to Services
---------------------------
is unacceptable to GartnerGroup for performance reasons, GartnerGroup shall notify LeadersOnLine in writing and LeadersOnLine shall immediately take appropriate corrective action. GartnerGroup shall be reasonable in its evaluation of LeadersOnLine employees, but is the sole judge as to performance capability. should the appropriate corrective action require removal of an employee from performance under this Agreement, LeadersOnLine will promptly provide a qualified replacement. GartnerGroup shall not be charged for any time spent by the replacement employee to learn about the Services until the replacement employee is performing to the level of effectiveness and productivity of the employee that was replaced.

Subcontractors.  None of the Services shall be provided by any personnel other
--------------
than LeadersOnLine's own employees, unless LeadersOnLine first obtained the prior written consent of GartnerGroup, and any subcontractor approved by GartnerGroup agrees a confidentiality and non-competition agreement that contains terms substantially similar to the terms set forth herein for LeadersOnLine.

Progress Reports and Meetings.  (a) Meetings.  At either party's reasonable
-----------------------------       --------
request from time to time during the term of this Agreement, and in no event less frequently than once per month, the Project Director and the Project Manager and any other personnel which either party may designate shall meet to review the progress of the Services and the relationship in general. At each such meeting, LeadersOnLine shall provide GartnerGroup with a Written Status Report (described in clause (b) below). Written minutes of each meeting will be kept by LeadersOnLine and distributed to GartnerGroup prior to the next meeting.

          (b) Written Status Reports.  Each Written Status Report shall specify
              ----------------------
in reasonable detail accomplishments during the previous period, items to be done in the next period, the status of the Schedule, any problem or circumstance encountered by LeadersOnLine during the preceding month, setting forth the reason, in LeadersOnLine's reasonable judgment, underlying such problem and the specific steps taken or proposed to be taken to remedy such problem. Submission by LeadersOnLine to GartnerGroup of the specific reports shall not affect LeadersOnLine's obligations hereunder.

Limitations.  NEITHER PARTY SHALL BE LIABLE FOR THE OTHER FOR INDIRECT, SPECIAL
-----------
OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS ARISING OUT OF THIS AGREEMENT OR THE PROVISION OF THE SERVICES BY LEADERSONLINE.

Indemnification. LeadersOnLine shall indemnify and hold GartnerGroup harmless from and against all loss, liability, costs, charges, claims or damages to any person or property, arising out of this Agreement or the provision of the Services, to the extent caused by this fault or negligence of Contractor, or its employees, officers, contractors, representatives or agents. Contractor shall also indemnify and hold GartnerGroup harmless from and against all loss, liability, costs, charges, claims or damages for death, personal injury, or property damage caused by LeadersOnLine, its employees, officers, contractors, representatives or agents in connection with this Agreement.

Master Services Agreement
March 23, 2000
Page 6 of 7

Insurance.  During the term of this Agreement LeadersOnLine shall maintain the
---------
following insurance coverage:

               (i) Insurance for its employees including, but not limited to, workmen's compensation, disability, unemployment insurance, and any other insurance required by law, covering all its operations in all locations of GartnerGroup at which Services will be performed by LeadersOnLine under this Agreement;

               (ii) Comprehensive General Liability insurance, including Broad-form Property Damage Insurance. Minimum coverage must be at least $1,000,000 for each occurrence and $2,000,000 aggregates for damage to property and injury to or death of persons.

               (iii) Errors and Omissions Insurance which covers professional errors and omissions of LeadersOnLine and all professionals who are employees or contractors of LeadersOnLine and are engaged to furnish professional services in connection with the Services.

LeadersOnLine shall provide GartnerGroup evidence of insurance indicating the foregoing coverages and naming GartnerGroup as a LOSS payee as its interest may appear.

Notices.  Any notices to be given hereunder by either party to the other may be
-------
effected by personal delivery in writing, by facsimile or by mail, registered or certified, postage prepaid with return receipt requested. Notices shall be addressed to the parties at the address appearing in this Agreement, but each party may change such address by written notice in accordance with this paragraph. Notices delivered personally will be deemed communicated as of the date of actual receipt. Mailed and faxed notices (if confirmation of receipt of such faxed notices have been received) will be deemed communicated as of 2 days after mailing.

Entire Agreement; Amendments.  This agreement supersedes any other agreements,
----------------------------
either oral or written, between the parties hereto with respect to the Services, and contains all the covenants and agreements between the parties with respect to the rendering of the services described therein. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

Severability.  If any provision of this Agreement is held by a court of
------------
competent jurisdiction to be invalid, void or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalid in any way, and the invalid provisions will be reduced in scope, if possible, so as to become valid.

Force Majeure.  Neither party shall be in default or otherwise liable for any
-------------
delays in or failure to its performance under this Agreement where such delay or failure arise by reason of any act of nature, or of any government or governmental body, strikes, or labor disputes, civil unrest or dispute, embargo blockade, work stoppage, protest, delay or other cause beyond the control of such party.

Assignment and Delegation.  Except as expressly provided in this Agreement,
-------------------------
LeadersOnLine shall not assign any rights or delegate any obligations under this Agreement without the prior written consent of GartnerGroup. GartnerGroup may assign any rights and delegate any obligations under this Agreement to any subsidiary.

Master Services Agreement
March 23, 2000
Page 7 of 7

Equitable Relief.  Because LeadersOnLine shall have access to and become
----------------
acquainted GartnerGroup's Confidential Information and proprietary information, LeadersOnLine acknowledges that LeadersOnLine's breach of the confidentiality or non-compete provisions of this Agreement may result in irreparable harm to GartnerGroup, and agrees that GartnerGroup shall have the right to enforce such provisions by injunction, specific performance or other equitable relief, without prejudice to any other rights and remedies GartnerGroup may have.

Warranties.  Company shall perform the Services in a professional manner in
----------
accordance with industry standards. Company shall also perform the Services in a manner, which substantially meets the Requirements Document.

Non-Solicitation.  During the term of this Agreement and for a period of 1 year
----------------
thereafter, each party agrees that without the prior written consent of the other, that it will not engage as an employee (either directly or indirectly) any person who is employed or has been employed by the other and who was involved with the performance of the Services, with in the 6 month period immediately preceding such hiring. Such restriction shall not apply to employees who respond to a published advertisement.

Survival.  Any terms or conditions of this Agreement which by their express
--------
terms extend beyond termination of this Agreement or which by their nature should so extend shall survive and continue in full force and effect after any termination of this Agreement. Further, Articles for Confidentiality, Liability, Equitable Relief, Warranties and Non solicitation survive termination of this Agreement.

GOVERNING LAW; CONSENT TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY AND
--------------------------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS. LEADERSONLINE AND GARTNERGROUP EACH CONSENT IN ADVANCE TO THE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT.

Costs and Attorneys Fees.  If any action is necessary to enforce any of the
------------------------
terms and conditions of this Agreement, the prevailing party shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees in connection therewith.

ACCEPTED:
/s/  Regina Paolillo      Date  2/23/00              /s/  Michael T. Christy   Date  2/24/00
--------------------            -------              -----------------------         -------

Name:       Regina Paolillo                          Name:       Michael T. Christy
Title:      EVP & CFO                                Title:      President
GartnerGroup                                         LeadersOnLine!

                                 ATTACHMENT A
                                 ------------

                         GartnerGroup Retainer Billing


                    CLIENT INVOICING SCHEDULE PER CONTRACT

                       March 23, 2000 - August 23, 2001


      Invoice No.                Date of Invoice                   Billing Amount
-----------------------------------------------------------------------------------------

        92C100                     Mar 23, 2000                          $***
        92C101                     Aug 23, 2000                          $***
        92C102                     Sep 23, 2000                          $***
        92C103                     Oct 23, 2000                          $***
        92C104                     Nov 23, 2000                          $***
        92C105                     Dec 23, 2000                          $***
        92C106                     Jan 23, 2001                          $***
        92C107                     Feb 23, 2001                          $***
        92C108                     Mar 23, 2001                          $***
        92C109                     Apr 23, 2001                          $***
        92C110                     May 23, 2001                          $***
        92C111                     Jun 23, 2001                          $***
        92C112                    July 23, 2001                          $***
        92C113                     Aug 23, 2001                          $***
-----------------------------------------------------------------------------------------
         TOTAL                                                           $***
-----------------------------------------------------------------------------------------

Payment terms and schedule defined in March 23, 2000 executed Agreement between
                     GartnerGroup, Inc. and LeadersOnline.

                             REVISED April 13, 2000

___________
*** Omitted pursuant to a confidential treatment request filed separately.

                                 ATTACHMENT B
                                 ------------

                         GartnerGroup Retainer Billing


                REVENUE RECOGNITION SCHEDULE BOOKED TO LEADERS
                          GENERAL LEDGER, PER SAB101

                       March 23, 2000 - August 23, 2001

            Date                           Amount
-------------------------------------------------------------

         Mar 23, 2000                       $***
         Aug 23, 2000                       $***
         Sep 23, 2000                       $***
         Oct 23, 2000                       $***
         Nov 23, 2000                       $***
         Dec 23, 2000                       $***
         Jan 23, 2001                       $***
         Feb 23, 2001                       $***
         Mar 23, 2001                       $***
         Apr 23, 2001                       $***
         May 23, 2001                       $***
         Jun 23, 2001                       $***
        July 23, 2001                       $***
         Aug 23, 2001                       $***
-------------------------------------------------------------
                                            $***
-------------------------------------------------------------



                             REVISED April 13, 2000

___________
*** Omitted pursuant to a confidential treatment request filed separately.